Exhibit No. 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 40-F of Ritchie Bros. Auctioneers Incorporated for the period ended December 31, 2014, I, Ravi K. Saligram, Chief Executive Officer of the issuer, certify that:

1.	The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: February 26, 2015	/s/ Ravi K. Saligram
Ravi K. Saligram
Chief Executive Officer

This certification accompanies the annual report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the issuer for purposes of Section 18 of the Securities Exchange Act of 1934.